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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): March 15, 2005

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                  Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         As a result of a reorganization of the management structure at Edison International's Edison Mission
Energy ("EME") and Edison Capital businesses announced on March 9, 2005, Mr. W. James Scilacci resigned as Senior
Vice President and Chief Financial Officer of SCE, effective March 17, 2005, to become Senior Vice President and
Chief Financial Officer of EME and Edison Capital.  On March 15, 2005, the Executive Committee of the SCE Board
of Directors elected Mr. Thomas M. Noonan to replace Mr. Scilacci as Chief Financial Officer of SCE, effective
March 17, 2005, on an interim basis while continuing in his role as Vice President and Controller of SCE.  Mr.
Noonan is 53 years of age and has served as Vice President and Controller of SCE and Edison International since
March of 1999.  Edison International is the corporate parent of SCE.

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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SOUTHERN CALIFORNIA EDISON COMPANY
                                                                     (Registrant)

                                                       /s/ Thomas M. Noonan
                                                       -------------------------------------------
                                                       Thomas M. Noonan
                                                       Vice President, Chief Financial Officer and Controller

Date:  March 21, 2005